UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  September 21, 2006
                                                  ___________________________


                   Prudential Bancorp, Inc. of Pennsylvania
_____________________________________________________________________________
            (Exact name of registrant as specified in its charter)



Pennsylvania                       000-51214                       68-0593604
_____________________________________________________________________________
(State or other jurisdiction   (Commission File Number)         (IRS Employer
of incorporation)                                         Identification No.)



1834 Oregon Avenue, Philadelphia, Pennsylvania                          19145
_____________________________________________________________________________
(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code  (215) 755-1500
                                                    _________________________


                                 Not Applicable
_____________________________________________________________________________
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item  7.01  Regulation FD Disclosure
            ________________________

     On September 21, 2006, Prudential Bancorp, Inc. of Pennsylvania (the "Company") issued a press release announcing the declaration of the Company's quarterly cash dividend. For additional information, reference is made to the Company's press release, dated September 21, 2006, which is included as Exhibit
99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the Securities and Exchange Commission and shall not be deemed to be "filed" for any purpose except as shall be expressly set forth by specific reference to such filing in other filings of the Company into which it may be incorporated.

Item  9.01  Financial Statements and Exhibits
            _________________________________

      (a)  Not applicable.

      (b)  Not applicable.

      (c)  Not applicable.

      (d)  The following exhibit is included with this Report:


         Exhibit No.     Description
         ______________  _______________________________________________
         99.1            Press release dated September 21, 2006


                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA


                            By: /s/Joseph R. Corrato
                                _____________________________________________
                                Name:  Joseph R. Corrato
                                Title: Executive Vice President and Chief
                                       Financial Officer



Date: September 21, 2006


                              EXHIBIT INDEX


        Exhibit No.      Description
        ______________   __________________________________________________
        99.1             Press release dated September 21, 2006